PRESS RELEASE

Clorox Announces Acquisition of Renew Life in Fast-Growing Digestive Health Category

OAKLAND, Calif., May 3, 2016 – The Clorox Company (NYSE:CLX) today announced its acquisition of Renew Life, a leading brand in dietary health, with an emphasis on digestive health. Renew Life is the No. 1 brand of probiotics in the natural channel,1 with a steadily growing share in the food, drug, and mass channel.

“For more than 100 years, the Clorox portfolio has been firmly rooted in health and wellness, first through the disinfecting properties of bleach, and later extending into Brita and Burt’s Bees to meet the needs of health conscious consumers,” said Clorox CEO Benno Dorer. “The Renew Life acquisition is consistent with our strategy to accelerate growth through bolt-on acquisitions of leading brands into fast-growing categories with attractive margins. Two-thirds of the adult population in the U.S. have experienced digestive issues in the past 12 months,2 and that population is likely to increase due to dietary habits. We’re looking forward to bringing the benefits of Renew Life’s digestive health products to more consumers and leveraging Clorox’s proven capabilities in brand building and distribution expansion to accelerate growth.”

The highly fragmented digestive supplement market currently represents sales of at least $10 billion in the U.S. alone and is currently growing at about 7 percent annually.3 The probiotics subcategory, which is $1.3 billion in the U.S., is expected to grow at 15 percent per year,3 and probiotics products represent about two-thirds of current Renew Life sales. Numerous studies support the general benefit of probiotics in supporting a healthy digestive tract.

In calendar year 2015, Renew Life generated sales of about $115 million and had gross margins generally in line with The Clorox Company average. Under the terms of the deal, which closed on May 2, 2016, Clorox acquired Renew Life Holdings Corporation from Swander Pace Capital and other shareholders for approximately $290 million in cash, subject to post-closing adjustments. The purchase price represents 2.5 times sales. In fiscal year 2017, which begins July 1, 2016, the business is anticipated to add sales of nearly 2 percentage points to Clorox’s top line. Please also see The Clorox Company’s third-quarter earnings press release also issued today, which provided an updated outlook for its fiscal year 2016 financial performance, including the impact of this acquisition.

In addition, the company will discuss this transaction later today on a live audio webcast with the investment community regarding its third-quarter fiscal year 2016 results. The webcast is scheduled to begin at 10:30 a.m. Pacific time (1:30 p.m. Eastern time) and can be accessed at Clorox investor events. A replay of the webcast will be available on the company’s website.

1 SPINS with Vitamin Shoppe, IRI (52 weeks ending Nov. 29, 2015) and Whole Foods (52 weeks ending Nov. 1, 2015)
2 Mintel Group, Ltd., (2015)
3 Estimates based on Mintel (2015), Nutrition Business Journal (2014) and Euromonitor (2015) total market estimates in food, drug, mass; natural; e-commerce, specialty and other channels

About Renew Life

Renew Life was founded in 1997 and is based in Palm Harbor, Florida. About 80 percent of Renew Life sales are in the U.S. in the natural channel and the food, drug and mass channel. Outside the U.S., its products are primarily sold in Canada.

About The Clorox Company

The Clorox Company (NYSE: CLX) is a leading multinational manufacturer and marketer of consumer and professional products with about 7,700 employees worldwide and fiscal year 2015 sales of $5.7 billion. Clorox markets some of the most trusted and recognized consumer brand names, including its namesake bleach and cleaning products; Pine-Sol® cleaners; Liquid Plumr® clog removers; Poett® home care products; Fresh Step® cat litter; Glad® bags, wraps and containers; Kingsford® charcoal; Hidden Valley® dressings and sauces; Brita® water-filtration products; and Burt's Bees® natural personal care products. The company also markets brands for professional services, including Clorox Healthcare® and Clorox Commercial Solutions®. More than 80 percent of the company's sales are generated from brands that hold the No. 1 or No. 2 market share positions in their categories.

Clorox is a signatory of the United Nations Global Compact, a community of global leaders committed to sustainability. The company also has been broadly recognized for its corporate responsibility efforts, most notably receiving two Climate Leadership Awards for Excellence in 2015 and a Safer Choice Partner of the Year Award in 2016 from the U.S. Environmental Protection Agency as well as inclusion on CR Magazine's 2016 Best Corporate Citizens list and the 2015 Newsweek Green Rankings. The Clorox Company and The Clorox Company Foundation contributed approximately $15 million in combined cash grants, product donations, cause marketing and employee volunteerism in the past fiscal year. For more information, visit TheCloroxCompany.com, the CR Matters Blog and follow the company on Twitter at @CloroxCo.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements involve risks and uncertainties. Except for historical information, statements about future volumes, sales, foreign currencies, costs, cost savings, margins, earnings, earnings per share, diluted earnings per share, foreign currency exchange rates, cash flows, plans, objectives, expectations, growth, or profitability are forward-looking statements based on management's estimates, assumptions and projections. Words such as "could," "may," "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," and variations on such words, and similar expressions that reflect our current views with respect to future events and operational and financial performance, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management's expectations are described in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015, as updated from time to time in the company's SEC filings. These factors include, but are not limited to: intense competition in the company's markets; worldwide, regional and local economic conditions and financial market volatility; the ability of the company to drive sales growth, increase prices and market share, grow its product categories and achieve favorable product and geographic mix; risks related to international operations, including political instability; government-imposed price controls or other regulations; foreign currency exchange rate controls, including periodic changes in such controls, fluctuations and devaluations; labor claims, labor unrest and inflationary pressures, particularly in Argentina; and potential harm and liabilities from the use, storage and transportation of chlorine in certain international markets where chlorine is used in the production of bleach; risks related to the possibility of nationalization, expropriation of assets or other government action in foreign jurisdictions; risks related to the company's discontinuation of operations in Venezuela; volatility and increases in commodity costs such as resin, sodium hypochlorite and agricultural commodities, and increases in energy, transportation or other costs; supply disruptions and other risks inherent in reliance on a limited base of suppliers; the ability of the company to develop and introduce commercially successful products; dependence on key customers and risks related to customer consolidation and ordering patterns; costs resulting from government regulations; the ability of the company to successfully manage global, political, legal, tax and regulatory risks, including changes in regulatory or administrative activity; risks related to reliance on information technology systems, including potential security breaches, cyber-attacks or privacy breaches that result in the unauthorized disclosure of consumer, customer, employee or company information, or service interruptions; risks relating to acquisitions, new ventures and divestitures, and associated costs, including the potential for asset impairment charges related to, among others, intangible assets and goodwill; the success of the company's business strategies; the ability of the company to implement and generate anticipated cost savings and efficiencies; the impact of product liability claims, labor claims and other legal proceedings, including in foreign jurisdictions; the company's ability to attract and retain key personnel; the company's ability to maintain its business reputation and the reputation of its brands; environmental matters, including costs associated with the remediation of past contamination and the handling and/or transportation of hazardous substances; the impact of natural disasters, terrorism and other events beyond the company's control; the company's ability to maximize, assert and defend its intellectual property rights; any infringement or claimed infringement by the company of third-party intellectual property rights; the effect of the company's indebtedness and credit rating on its operations and financial results; the company's ability to maintain an effective system of internal controls, including after completing acquisitions; uncertainties relating to tax positions, tax disputes and changes in the company's tax rate; the accuracy of the company's estimates and assumptions on which its financial statement projections are based; the company's ability to pay and declare dividends or repurchase its stock in the future; and the impacts of potential stockholder activism.

The company's forward-looking statements in this press release are based on management's current views and assumptions regarding future events and speak only as of their dates. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Media Relations

Aileen Zerrudo (510) 271-3075, aileen.zerrudo@clorox.com

Kathryn Caulfield (510) 271-7209, kathryn.caulfield@clorox.com

Investor Relations

Steve Austenfeld (510) 271-2270, steve.austenfeld@clorox.com

Landon Dunn (510) 271-7256, landon.dunn@clorox.com

For recent presentations made by company management and other investor materials, visit Investor Events on the company’s website.